l:\secfiles\8-k\1995\nov13.doc2
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                         SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549-1004





                                      FORM 8-K
                      CURRENT REPORT PURSUANT TO SECTION 13 OF
                         THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) October 2, 1995
                                  ----------------




                             GENERAL MOTORS CORPORATION
                -----------------------------------------------------
               (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




    767 Fifth Avenue, New York, New York                     10153-0075
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------














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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         Exhibit 3(ii) By-Laws as amended to October 2, 1995, reflecting amendments to Sections 3.2, 3.5, 3.6, and 3.9.

         Section 3.2 is amended to add a sentence stating that no officer or other employee of the corporation shall be a member of any standing committee of the board, with the exception of the finance committee.

         Section 3.5 is amended to delete the sentence stating that no officer of the corporation shall be a member of the audit committee.

         Section 3.6 and 3.9 are amended to delete the sentence stating that no officer of the corporation shall be a member of the committee.




                                      SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)

Date    November 8, 1995
        -----------------                   By

                                            s/Wallace W. Creek
                                            -------------------------------
                                            (Wallace W. Creek, Comptroller)

























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